Exhibit 10.4
Form 10-SB
Energytec, Inc.

                  ASSIGNMENT OF PRODUCTION PAYMENT INTEREST

STATE OF TEXAS        )
                      ss.
COUNTY OF TITUS       )

     NOW THEREFORE AND IN CONSIDERATION of the sum of Ten and no/Dollars ($10.00) and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, Energytec, Inc. (Assignor) whose address is Suite 550, 14785 Preston Road, Dallas, Texas 75254 does hereby assign, transfer and convey to Lexus Energy Group, Inc. as Joint Venture Manager of the Trix Liz Joint Venture and the Hoffman Bankhead Joint Venture, whose addresses are Suite 848, 14131 Midway Road, Addison, Texas 75001, a 7 1/2% (seven and one-half percent) of gross production, Production Payment Interest in and to all oil, gas and other hydrocarbons, and all other minerals produced, saved, and sold, if, as, and when produced, saved and sold but not otherwise, from the lands set out, in and covered by the Oil and Gas Leases described on Exhibit "A".

     THE EFFECTIVE DATE of this Production Payment shall be March 1, 2002, and shall remain in effect until the sum of $1,000,000.00 (one million dollars) has been paid. Payment shall be made on or about the 20th (twentieth) of the month following receipts from sale of oil, gas and other hydrocarbons.

     SAID PRODUCTION PAYMENT INTEREST shall bear its proportionate share of county, school, hospital and other ad valorem taxes, state gross production tax, and state conservation tax.

     IN THE EVENT Assignor's total interest in the Oil, Gas, other hydrocarbons, and all other minerals in the lands set out in and covered by the hereto attached Exhibit "A", is less than the entire leasehold estate, then the fractional interest hereinabove assigned as an Production Payment Interest shall be reduced proportionately so as to accord with the total fractional interest in the Oil, Gas, other hydrocarbons, and all other minerals actually owned by the Assignor.

      IN WITNESS WHEREOF, this instrument is executed this 20th day of March, 2002 and effective March 1, 2002.

                                    Energytec, Inc.

                                    /s/ Frank W. Cole
                                    By: Frank W. Cole, President

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                                 Acknowledgment
State of Texas

County of Dallas

     BEFORE ME, the undersigned authority, on this day personally appeared Frank
W. Cole known to me to be the person whose name is subscribed to the foregoing instrument, as Frank W. Cole of Energytec, Inc., a Nevada Corporation, who acknowledged before me on this day that, being informed of the contents of the conveyance that he executed the same voluntarily for the purposes and consideration therein expressed, for and as the act and deed of said Corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, on this ____ day of March, 2002.

[Notary Seal]                       /s/ Brooks M. Freeman
                                    Notary Public, State of Texas

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                                                                     Page 1 of 6
                                   EXHIBIT "A"

To that certain Production Payment Interest from Energytec, Inc. to Lexus Energy Group, Inc. for the Trix Liz Joint Venture and the Hoffman Bankhead Joint Venture.

It is the intent to convey all interest in tracts herein described whether or not all the leases are individually described herein.

Following is a description of the oil, gas, and mineral leases covering 1,462 acres of land, more or less, situated in Trix-Liz Field Area, Titus County,
Texas:

     1. Lease dated October 29, 1997, from Gladys A. Grimsley, et vir, et al to MODOC Energy Co., 160 acres more or less being all of the William Porter Survey, A-448, recorded in Volume 1064, at Page 056, Deed Records, Titus County, Texas.



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                                                                     Page 2 of 6

                                   EXHIBIT "A"

Lease No:         PN 414186 - Bankhead; PN 566252 - Hoffman-Bankhead-Trix-Liz
                  Unit; and PN 898360 - Woodbine "C" Zone Unit
                  963809
Lessor:           W.T. Bankhead, et al
Lessee:           W.W. Beall
Recording Data:   Date: 12/02/54
                  Book: 215
                  Page: 151

Description of Property:   160 acres more or less being all of the Wm. R. Porter
                           Survey, Abstract No. 448 limited from the surface down to a depth of 5000 feet.

Lease No:         PN 566252 - Hoffman-Bankhead-Trix Liz Unit and
                  PN 898360 - Woodbine "C" Zone Unit
                  963808
Lessor:           A.C. Hoffman, et al
Lessee:           American Liberty Oil Company
Recording Data:   Date: 12/03/54
                  Book: 214
                  Page: 140

Description of Property:   160 acres more or less being all of the John Prather
                           Survey, Abstract No. 454 limited from the surface down to a depth of 5000 feet.

Lease No:         PN 898360 - Woodbine "C" Zone Unit and PN 840821 - Hoffman
                  et al
                  963806
Lessor:           A.C. Hoffman, Jr. et al
Lessor:           R.E. Moore
Recording Data:   Date: 01/05/56
                  Book: 222
                  Page: 149

Description of Property:   640 acres more or less being all of the B.B.B. &
                           C.R.R. Survey 207, Abstract 74 limited from the surface down to a depth of 5000'.

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                                                                     Page 3 of 6
Lease No:         PN 917180 - Hoffman-Bankhead SWDS
                  RW3392
Grantor:          John D. Byram and Joy Scott
Grantee:          Sun Oil Company (Delaware)
Recording Data:   Date: 3/4/75
                  Book: 395
                  Page: 295

Description of Property:   Right  of way  covering  one  acre  more or less
                           being described as follows:

                        Start at the Southwest comer of 3. Prather Survey, Abstract 454, which is also the Southwest comer of A.C. Hoffman called 160 acre tract, same being the Northwest comer of William R. Porter Abstract 448 Survey, all in the East line of A. Belcher Abstract 646 Survey; THENCE East 1152 feet and North 1389 feet to the point of beginning, the Southwest comer of the herein described one acre; THENCE N 208.7' the northwest comer hereof; THENCE E 208.7' the northeast comer hereof; THENCE S 208.7' the southeast comer hereof; THENCE W 208.7' to the point of beginning containing one acre, all out of the J. Prather Survey, Abstract 454.

Lease No:         RW 901257
Lessor:
Lessee:           Sun DX Oil Company
Recording Data:   Date: 3/26/63
                  Book:
                  Page:

Description of Property:  Right of way covering from SE comer of John Prather
                          Survey along the easterly boundary of Survey along the easterly boundary of Survey a portion of land 30 feet wide and 777 feet long, (approximately 48 rods long).

Lease No.:        PN - 898360 - Woodbine "C" Zone Unit
                  963807
Lessor:           J.T. Williams, III et al
Lessee:           W.W. Beall
Recording Data:   Date: 12/22/58
                  Book: 244
                  Page: 68

Description of Property:   160 acres more or less being the W/2 of the
                           E.C. Beasley Survey, Abstract No. 52 limited from the surface down to a depth of 5000'.

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                                                                     Page 4 of 6
Lease No:         PN - 898360 - Woodbine "C" Zone Unit
                  963807-001
Lessor:           Imogene Stuart Butler et al
Lessee:           F.D. Prince
Recording Data:   Date: 03/02/56
                  Book: 224
                  Page: 13

Description of Property:   Same as next above.

Lease No:         PN - 898360- Woodbine "C" Zone Unit
                  963807-004
Lessor:           Bessie Welch, et vir
Lessee:           L.A. Pinkston and Fred Prince
                  Date: 02/24/56
                  Book: 223
                  Page: 519

Description of Property:  Same as next above.

Lease No:         PN - 898360- Woodbine "C" Zone Unit
                  963807-005
Lessor:           B.B. Tankel
Lessee:           Alford M. Flanagen
Recording Data:   Date: 02/20/56
                  Book: 246
                  Page: 133

Description of Property:  Same as next above.

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                                                                     Page 5 of 6
Lease No:         PH 898360 - Woodbine "C" Zone Unit
                  963807-002
Lessor:           Bud Lewis, et ux
Lessee:           John B. Stephens, Jr.
Recording Data:   Date: 03/07/56
                  Book: 224
                  Page: 497

Description of Property:  84.5 acres, more or less, being described as follows:
                          BEGINNING at the SW comer of said Beasley Survey, a stake in the EB line of the J. Malsy Survey; THENCE NORTH with said line and EB line of the W.R. Porter Survey, 5868 feet to a stake, the NW comer of said Beasley Survey and the SW comer of BBB & C Ry Co. Survey No. 207; THENCE EAST with the EB line of said Beasley Survey and EB line of the BBB & C Ry Co. Survey, 985 feet to a stake in said line; THENCE SOUTH 3526 feet to a stake; THENCE WEST 376 feet to a stake; THENCE SOUTH 340 feet to the SB line of said Beasley Survey; THENCE WEST 609 feet to the place of beginning, containing 84.5 acres of land, more or less, and being the same land described in a deed from G.R. Fry et us to Bud Lewis et ux, dated November 27, 1948, recorded in Vol. 164, Page 9 of the Titus County Deed Records, reference to which is here made for all purposes, limited from the surface down to a depth of 5000 feet.

Lease No:         PH 898360- Woodbine "C" Zone Unit
                  963807-003
Lessor:           G.R. Fry, et ux
Lessee:           John B. Stephens
Recording Data:   Date: 03/07/56
                  Book: 224
                  Page: 499

Description of Property:  75.5 acres,  more or less, being the W/160 acres of land of the E.C. Beasley Survey, Abstract No. 52, less and except the West 84.5 acres of the W1160 acres of the E.C. Beasley Survey, Abstract No. 52 as described in that certain Amendment to Oil, Gas and Mineral Lease dated July 7, 1959 from Bud Lewis et ux as Lessor to John B. Stephens, Jr. as Lessee, recorded in Volume 250, Page 187 in the Deed Records of Titus County, Texas; limited from the surface down to a depth of 5000 feet.

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                                                                     Page 6 of 6
Lease No:         PN - 898360 - Woodbine "C" Zone Unit
                  977959
Lessor:           Laura H. Beall, et al
Lessee:           Sun Oil Company
Recording Data:   Date: 01/27/69
                  Book: 348
                  Page: 277

Description of Property:  20  acres  more or less  being a part of Ed.  C.
                          Beasley Survey, A-32, Titus County, Texas, beginning at SW comer of said Survey; THENCE N. 2344 Vrs; THENCE E. 713.02 Vrs. to the true point of beginning; THENCE E. 237.6 Vrs; THENCE 5. 475.20 Vrs.; THENCE W.
                          237.60 Vrs.; THENCE N. 475.20 Vrs. to the point of beginning, from the subsurface depth of 3600 feet down to 3710 feet.

Lease No:         PN -913148 - TRIX-LIZ OIL FAC
                  SL307766/RW3391
Lessor:           John D. Byram and Joy Scott
Lessee:           Sun Oil Company (Delaware)
Recording Data:   Date: 3/4/75
                  Book: 395
                  Page: 293

Description of Property:  Surface Lease Agreement covering the following land, to-wit: Being a 3.2396 acre tract out of the J. Prather Survey, Abstract 454, Titus County, Texas and being more particularly described as follows:

                    BEGINNING at the southwest comer of said J. Prather Survey, thence N 88(degree) 32' 18" E -1431.63 feet to a point in the south line of said survey; THENCE North 343.40 feet to the beginning point of said 1.2396 acre tract; THENCE North 33(degree) 20' W 180 feet to a point; THENCE N 56(degree) 40' E 300 feet to a point; THENCES 33(degree) 20' E 180 feet to a point; THENCE S 56(degree) 40' W 300 feet to the point of beginning and containing 1.2396 acres.


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